UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2007


                        All American Semiconductor, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                    000-16207                  59-2814714
(State or other jurisdiction      (Commission File            (IRS Employer
      of incorporation)                Number)              Identification No.)


                16115 Northwest 52nd Avenue, Miami, Florida 33014
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (305) 621-8282

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01 Entry into a Material Definitive Agreement.

         On April 25, 2007, All American Semiconductor, Inc. (the "Company") and certain of its wholly owned subsidiaries entered into an Assumption Agreement and Seventh Amendment to Credit Agreement and Other Loan Documents (the "Amendment") with the financial institutions signatory thereto as lenders (the "Lenders"), Harris N.A., successor by merger to Harris Trust and Savings Bank, individually as a Lender, as L/C Issuer and as administrative agent for the Lenders, and U.S. Bank National Association, individually as a Lender and as co-administrative agent for the Lenders. The Amendment amends that certain Credit Agreement, as previously amended, originally entered into as of May 14, 2003, by and among the Company, the several financial institutions from time to time party thereto, as Lenders, Harris Trust and Savings Bank, as administrative agent, and U.S. Bank National Association, as co-administrative agent. Subject to approval of the Bankruptcy Court (defined below), the Amendment will provide up to $25 million of debtor-in-possession financing to the Company until no later than June 8, 2007 (or such later date to which Harris N.A., as administrative agent, and the required Lenders have consented), subject to earlier termination in, among other events, the event that certain deadlines are not complied with relating to the Company's motion for Bankruptcy Court approval of the sale of all or substantially all of the Company's and its subsidiaries' assets. Loans to the Company pursuant to the Amendment will accrue interest at the administrative agent's prime commercial rate plus 3% per annum.

Item 1.03 Bankruptcy or Receivership.

         On April 25, 2007, the Company and its 33 subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code with the United States Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court"). The Company's bankruptcy case is being administered in the Bankruptcy Court under the caption "In re: All American Semiconductor, Inc.," case no. 07-12963-LMI, before the Honorable Laurel M. Isicoff, United States Bankruptcy Judge. The Company and its subsidiaries will continue to operate their business as debtors-in-possession under the jurisdiction of the Bankruptcy Court.

         More information on the Company's and its subsidiaries' bankruptcy cases, including access to court documents and other general information, is available on the website of the Bankruptcy Court at http://www.flsb.uscourts.gov.

         A copy of the Company's press release issued April 25, 2007 announcing the bankruptcy cases is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

         On April 26, 2007, the Company received a Staff Determination Letter from The Nasdaq Stock Market indicating that the Company's April 25, 2007 press release announcing that it filed for protection under Chapter 11 of the U.S. Bankruptcy Code, together with other publicly available information, serves as an additional basis for delisting the Company's securities from The Nasdaq Stock Market in accordance with Nasdaq Marketplace Rules 4300, 4450(f) and IM-4300. As a result of the Company's decision not to appeal the Staff determination of noncompliance with continued listing standards as described in Item 8.01, below, the Company has determined not to take any action in response to the April 26, 2007 Staff Determination Letter.

Item 8.01 Other Events.

         As previously reported, the Company has not completed its year-end audit and did not file its Form 10-K by April 17, 2007, the extended due date pursuant to Form 12b-25 which the Company previously filed with the Securities and Exchange Commission. As a result and as previously announced, on April 18, 2007, the Company received a Staff Determination Letter from The Nasdaq Stock Market providing that, unless the Company requested an appeal of the Staff determination of its noncompliance with the continued listing requirements set forth in Nasdaq Market Place Rule 4310(c)(14) by 4:00 p.m. Eastern Time on April 25, 2007, trading of the Company's common stock would be suspended at the opening of business on April 27, 2007 and the Company's common stock would be delisted from The Nasdaq Stock Market. The Company did not request an appeal.

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

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number      Description
--------------      ------------------------------------------------------------
10.1                Assumption Agreement and Seventh Amendment to Credit
                    Agreement and Other Loan Documents entered into as of April
                    25, 2007, by and among All American Semiconductor, Inc., as pre-petition debtor and as a debtor and debtor-in-possession, the other "Designated Companies" signatory thereto, each as a pre-petition debtor and as a debtor and debtor-in-possession, the financial institutions signatory thereto as Lenders, Harris, N.A., individually as a Lender, as L/C Issuer and as administrative agent for the Lenders, and U.S. Bank National Association, individually as a Lender and as co-administrative agent for the Lenders

99.1                Press Release dated April 25, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ALL AMERICAN SEMICONDUCTOR, INC.


Dated: April 27, 2007                  By: /s/ HOWARD L. FLANDERS
                                           -------------------------------------
                                           Howard L. Flanders
                                           Executive Vice President and
                                           Chief Financial Officer



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

                                  EXHIBIT INDEX


Exhibit Number      Description
----------------    ------------------------------------------------------------
10.1                Assumption Agreement and Seventh Amendment to Credit
                    Agreement and Other Loan Documents entered into as of April
                    25, 2007, by and among All American Semiconductor, Inc., as pre-petition debtor and as a debtor and debtor-in-possession, the other "Designated Companies" signatory thereto, each as a pre-petition debtor and as a debtor and debtor-in-possession, the financial institutions signatory thereto as Lenders, Harris, N.A., individually as a Lender, as L/C Issuer and as administrative agent for the Lenders, and U.S. Bank National Association, individually as a Lender and as co-administrative agent for the Lenders

99.1                Press Release dated April 25, 2007


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